March 11, 2015

THE DREYFUS THIRD CENTURY FUND, INC.

Supplement to Summary and Statutory Prospectuses dated October 1, 2014

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA and Ronald P. Gala, CFA. Messrs. Boggs and Gala have each served as primary portfolio manager of the fund since May 2012, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.  Each member of the team also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by key members of the Active Equity Team of Mellon Capital, an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA and Ronald P. Gala, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since May 2012, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  He also has been employed by Dreyfus since 2007.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. He also has been employed by Dreyfus since December 2014. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. as a Managing Director where he was responsible for U.S. west coast and international clients. From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg Investment Management LLC, where he was responsible for strategy and portfolio design, product development and marketing. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  He also has been employed by Dreyfus since 1998.

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